Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders
US Airways Group, Inc.:
We consent to the incorporation by reference in Registration Statements No. 333-137806, 333-129896, 333-129899, and 333-130063 on Form S-3 of US Airways Group, Inc. and to the incorporation by reference in Registration Statements No. 333-152033 and 333-128766 on Form S-8 of US Airways Group, Inc. of our reports dated February 17, 2009, with respect to the consolidated balance sheets of US Airways Group, Inc. and subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 2008, and the effectiveness of internal control over financial reporting as of December 31, 2008, which reports appear in the December 31, 2008 Annual Report of Form 10-K of US Airways Group, Inc.
Our report on the consolidated financial statements dated February 17, 2009 contains an explanatory paragraph that states that US Airways Group, Inc. adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements, and the measurement date provisions of SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.
/s/ KPMG LLP
Phoenix, Arizona
February 17, 2009

Consent of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders
US Airways, Inc.:
We consent to the incorporation by reference in Registration Statements No. 333-137806 and 333-47348 on Form S-3 and No. 333-74734 on Form S-4 of US Airways, Inc. and subsidiaries (US Airways) of our reports dated February 17, 2009, with respect to the consolidated balance sheets of US Airways as of December 31, 2008 and 2007, and the related consolidated statements of operations, cash flows, and stockholder’s equity (deficit) for each of the years in the three-year period ended December 31, 2008, and the effectiveness of internal control over financial reporting as of December 31, 2008, which reports appear in the December 31, 2008 Annual Report on Form 10-K of US Airways.
Our report on the consolidated financial statements dated February 17, 2009 contains an explanatory paragraph that states that US Airways adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements, and the measurement date provisions of SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.
/s/ KPMG LLP
Phoenix, Arizona
February 17, 2009

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